--------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                         reported) November 24, 1997



                      FINANCIAL ASSET SECURITIES CORP.
                      --------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                  333-29381           06-1442101
----------------------------     -------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)     Identification No.)


                              600 Steamboat Road
                        Greenwich, Connecticut  06830
                        -----------------------------
                        (Address of Principal Executive
                            Offices and Zip Code)

    Registrant's telephone number, including area code (203) 625-2700
                                                        -------------

--------------------------------------------------------------------------

Item 5.   Other Events
----      ------------

Filing of Collateral Term Sheets.
--------------------------------

     In connection with the proposed offering of New Century Home Equity Loan Trust, Series 1997-NC6, Asset-Backed Certificates, Greenwich Capital Markets, Inc. (the "Underwriter"), has prepared certain materials (the "Collateral Term Sheets") for distribution to its potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheets.

     The  Collateral Term Sheets  are attached hereto  as Exhibit 99.   These
Collateral Term Sheets supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The following  is filed herewith.   The exhibit number  corresponds with
Item 601(b) of Regulation S-K.

     Exhibit No.                   Description
     -----------                   -----------

         99                   Collateral Term Sheets





                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FINANCIAL ASSET SECURITIES CORP.



                           By: /s/ Peter McMullin
                               ------------------------
                               Peter McMullin





Dated:    November 24, 1997





                                Exhibit Index
                                -------------



Exhibit                                                                Page
-------                                                                ----

99.  Collateral Term Sheets                                                6







                                  EXHIBIT 99




                        ALL AMOUNTS SUBJECT TO CHANGE
                            PRELIMINARY TERM SHEET
                                   11/20/97

                 NEW CENTURY HOME EQUITY LOAN TRUST 1997-NC6
                          Scheduled 12/1/97 Balances




INDEX:                Fixed Rate

TOTAL CUT-OFF DATE PRINCIPAL BALANCE:             $133,408,139.24
NUMBER OF LOANS:                                            1,635

AVERAGE CUT-OFF DATE PRINCIPAL BALANCE:           $      81,595.19         RANGE:           $ 10,031.69  -  $ 749,784.92

WEIGHTED AVERAGE MORTGAGE RATE:                              9.63%         RANGE:                  6.75  -  16.75%

WEIGHTED AVERAGE COMBINED LTV:                              70.66%         RANGE:                  7.00  -  100.00%

WEIGHTED AVERAGE ORIGINAL STATED TERM:                  328 months         RANGE:                   180  -  360 months
WEIGHTED AVERAGE REMAINING TERM:                        327 months         RANGE:                   171  -  360 months
WEIGHTED AVERAGE MONTHS SEASONED:                         2 months         RANGE:                     0  -   15 months

TOP STATE CONCENTRATIONS ($):                     50.05% California,       5.04% Arizona,   4.43% Hawaii

FIRST PAY DATE:                                   Oct 01, 1996    -        Feb 01, 1998
MATURE DATE:                                      Mar 01, 2012    -        Jan 01, 2028


                                                                 CURRENT
                                                             PRINCIPAL BALANCE       PCT($)          # OF LOANS        PCT(#)
                                                             -----------------       ------          ----------        ------
AMORTIZATION:                  Balloon                            1,612,975.74         1.21                  26          1.59
                               Fully Amortizing                 131,795,163.50         8.79               1,609         98.41

LIEN PRIORITY:                 First Lien                       126,295,497.82        94.67               1,450         88.69
                               Second Lien                        7,112,641.42         5.33                 185         11.31

PROPERTY TYPE:                 Single Family                    113,768,776.51        85.28               1,433         87.65
                               2-4 Units                          9,651,776.25         7.23                  91          5.57
                               PUD                                7,619,282.92         5.71                  72          4.40
                               Condominium                        2,069,589.16         1.55                  34          2.08
                               Manufactured Housing                 298,714.40         0.22                   5          0.31

OCCUPANCY STATUS:              Owner Occupied                   116,397,634.45        87.25               1,371         83.85
                               Investor                          16,160,073.76        12.11                 250         15.29
                               Second Home                          850,431.03         0.64                  14          0.86

PURPOSE:                       Cash Out Refinance                83,950,165.01        62.93               1,074         65.69
                               Rate/Term Refinance               40,191,351.77        30.13                 426         26.06
                               Purchase                           9,266,622.46         6.95                 135          8.26

LOAN PROGRAMS:                 Full Documentation                92,154,879.54        69.08               1,143         69.91
                               Limited Documentation              6,690,689.59         5.02                  81          4.95
                               Stated Income                     34,562,570.11        25.91                 411         25.14

RISK CATEGORIES:               A+                                42,869,593.46        32.13                 504         30.83
                               A+MO                               2,207,219.53         1.65                  31          1.90
                               A-                                51,529,874.34        38.63                 577         35.29
                               A-MO                               1,892,783.48         1.42                  20          1.22
                               B                                 19,741,879.96        14.80                 267         16.33
                               C                                  8,182,568.10         6.13                 138          8.44
                               C-                                 6,418,973.93         4.81                  90          5.50
                               C-HS                                 565,246.44         0.42                   8          0.49

PREPAY PENALTY (yrs):          0                                 20,904,735.23        15.67                 337         20.61
                               1                                  2,258,643.91         1.69                  35          2.14
                               2                                  4,842,820.35         3.63                  52          3.18
                               3                                  8,428,677.69         6.32                 121          7.40
                               4                                    463,653.79         0.35                   5          0.31
                               5                                 96,420,640.28        72.27               1,083         66.24
                               6                                     88,967.99         0.07                   2          0.12

STATE:                         Arizona                            6,726,347.19         5.04                 109          6.67
                               Arkansas                              83,980.09         0.06                   3          0.18
                               California                        66,767,244.29        50.05                 673         41.16
                               Colorado                           3,753,136.10         2.81                  46          2.81
                               Delaware                              74,916.66         0.06                   2          0.12
                               Florida                            5,615,005.25         4.21                  77          4.71
                               Georgia                            1,676,133.80         1.26                  23          1.41
                               Hawaii                             5,904,576.11         4.43                  40          2.45
                               Idaho                                699,187.32         0.52                   9          0.55
                               Illinois                           4,155,539.25         3.11                  63          3.85
                               Indiana                              963,934.67         0.72                  24          1.47
                               Iowa                                 341,285.97         0.26                   7          0.43
                               Kansas                               285,012.95         0.21                   7          0.43
                               Kentucky                             117,510.15         0.09                   2          0.12
                               Louisiana                            639,937.81         0.48                  11          0.67
                               Maryland                             355,403.62         0.27                   9          0.55
                               Michigan                             207,045.50         0.16                   2          0.12
                               Minnesota                          1,147,366.12         0.86                  19          1.16
                               Mississippi                          126,341.77         0.09                   3          0.18
                               Missouri                           2,143,392.47         1.61                  51          3.12
                               Montana                              449,295.57         0.34                   8          0.49
                               Nevada                             4,947,802.88         3.71                  57          3.49
                               New Jersey                           782,187.49         0.59                  11          0.67
                               New Mexico                         1,948,349.61         1.46                  28          1.71
                               North Carolina                       835,124.34         0.63                  16          0.98
                               Ohio                               4,529,448.11         3.40                  76          4.65
                               Oklahoma                             318,450.96         0.24                   9          0.55
                               Oregon                             3,455,986.67         2.59                  35          2.14
                               Pennsylvania                       3,641,898.76         2.73                  59          3.61
                               Rhode Island                         183,151.43         0.14                   2          0.12
                               South Carolina                     1,340,733.26         1.00                  15          0.92
                               South Dakota                          48,382.70         0.04                   1          0.06
                               Tennessee                            534,932.26         0.40                   5          0.31
                               Texas                              3,144,369.30         2.36                  58          3.55
                               Utah                               2,251,433.30         1.69                  37          2.26
                               Washington                         2,592,545.63         1.94                  25          1.53
                               Wisconsin                            620,749.88         0.47                  13          0.80

CUT-OFF DATE BALANCE:            10,031.69 -  50,000.00           20,489,589.70       15.36                 592         36.21
                                 50,000.01 - 100,000.00           45,476,375.46       34.09                 633         38.72
                                100,000.01 - 150,000.00           30,915,602.09       23.17                 253         15.47
                                150,000.01 - 200,000.00           13,949,649.24       10.46                  81          4.95
                                200,000.01 - 250,000.00            7,721,554.43        5.79                  35          2.14
                                250,000.01 - 300,000.00            2,996,681.68        2.25                  11          0.67
                                300,000.01 - 350,000.00            6,462,960.36        4.84                  20          1.22
                                350,000.01 - 400,000.00              718,151.68        0.54                   2          0.12
                                400,000.01 - 450,000.00              855,758.62        0.64                   2          0.12
                                500,000.01 - 550,000.00              524,393.68        0.39                   1          0.06
                                550,000.01 - 600,000.00            1,798,461.52        1.35                   3          0.18
                                700,000.01 - 749,784.92            1,498,960.78        1.12                   2          0.12

MORTGAGE RATE:                      6.7500 -  6.7500                 300,056.34        0.22                   1          0.06
                                    6.7501 -  7.0000                 434,712.86        0.33                   4          0.24
                                    7.0001 -  7.2500                 144,776.66        0.11                   2          0.12
                                    7.2501 -  7.5000               1,749,806.50        1.31                  14          0.86
                                    7.5001 -  7.7500               3,379,638.04        2.53                  32          1.96
                                    7.7501 -  8.0000               4,537,827.22        3.40                  42          2.57
                                    8.0001 -  8.2500               7,809,992.81        5.85                  64          3.91
                                    8.2501 -  8.5000               8,594,014.27        6.44                  82          5.02
                                    8.5001 -  8.7500              11,172,895.15        8.37                  90          5.50
                                    8.7501 -  9.0000              19,753,523.81       14.81                 197         12.05
                                    9.0001 -  9.2500               6,494,947.49        4.87                  71          4.34
                                    9.2501 -  9.5000              11,434,073.67        8.57                 136          8.32
                                    9.5001 -  9.7500               8,677,975.26        6.50                  94          5.75
                                    9.7501 - 10.0000              13,770,047.50       10.32                 176         10.76
                                   10.0001 - 10.2500               2,630,514.07        1.97                  42          2.57
                                   10.2501 - 10.5000               5,537,848.04        4.15                  79          4.83
                                   10.5001 - 10.7500               4,480,114.72        3.36                  68          4.16
                                   10.7501 - 11.0000               5,470,984.16        4.10                  88          5.38
                                   11.0001 - 11.2500               1,647,449.39        1.23                  39          2.39
                                   11.2501 - 11.5000               2,849,128.25        2.14                  51          3.12
                                   11.5001 - 11.7500               1,573,779.60        1.18                  32          1.96
                                   11.7501 - 12.0000               2,929,881.79        2.20                  52          3.18
                                   12.0001 - 12.2500               1,304,090.03        0.98                  29          1.77
                                   12.2501 - 12.5000               1,592,345.07        1.19                  35          2.14
                                   12.5001 - 12.7500               1,930,418.74        1.45                  38          2.32
                                   12.7501 - 13.0000               1,181,250.31        0.89                  29          1.77
                                   13.0001 - 13.2500                 552,682.43        0.41                  14          0.86
                                   13.2501 - 13.5000                 581,222.21        0.44                  13          0.80
                                   13.5001 - 13.7500                 332,908.40        0.25                   5          0.31
                                   13.7501 - 14.000                  118,814.64        0.09                   3          0.18
                                   14.0001 - 14.2500                  51,754.61        0.04                   2          0.12
                                   14.2501 - 14.5000                 101,215.76        0.08                   2          0.12
                                   14.5001 - 14.7500                 156,736.67        0.12                   5          0.31
                                   14.7501 - 15.0000                  16,749.36        0.01                   1          0.06
                                   15.2501 - 15.5000                  17,449.86        0.01                   1          0.06
                                   15.5001 - 15.7500                  34,591.35        0.03                   1          0.06
                                   16.5001 - 16.7500                  61,922.20        0.05                   1          0.06

COMBINED ORIGINAL LTV:                7.00 -  10.00                   91,437.35        0.07                   3          0.18
                                     10.01 -  15.00                   94,692.26        0.07                   5          0.31
                                     15.01 -  20.00                  421,892.45        0.32                  12          0.73
                                     20.01 -  25.00                  465,809.98        0.35                  10          0.61
                                     25.01 -  30.00                  825,751.79        0.62                  14          0.86
                                     30.01 -  35.00                1,435,517.28        1.08                  25          1.53
                                     35.01 -  40.00                2,258,300.23        1.69                  39          2.39
                                     40.01 -  45.00                2,627,458.21        1.97                  43          2.63
                                     45.01 -  50.00                3,847,946.48        2.88                  58          3.55
                                     50.01 -  55.00                6,421,051.44        4.81                  83          5.08
                                     55.01 -  60.00                8,208,460.26        6.15                  89          5.44
                                     60.01 -  65.00               10,360,734.14        7.77                 125          7.65
                                     65.01 -  70.00               19,368,017.51       14.52                 207         12.66
                                     70.01 -  75.00               24,105,727.12       18.07                 329         20.12
                                     75.01 -  80.00               26,952,584.51       20.20                 313         19.14
                                     80.01 -  85.00               21,249,398.10       15.93                 201         12.29
                                     85.01 -  90.00                3,693,379.56        2.77                  55          3.36
                                     90.01 -  95.00                  479,061.69        0.36                  11          0.67
                                     95.01 - 100.00                  500,918.88        0.38                  13          0.80



The information contained in the attached tables has been prepared based on information provided by New Century and or one or more of its affiliates. See also Disclaimer on Page 1 of this Preliminary Term Sheet.




                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone: (212) 839-5300
                          Facsimile: (212) 839-5599






                                        November 24, 1997


BY MODEM
--------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


Re: Financial Asset Securities Corp.,
    New Century Home Equity Loan Trust, Series 1997-NC6
    Asset-Backed Pass-Through Certificates
    ---------------------------------------------------


Ladies and Gentlemen:

     On behalf of Financial Asset Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Collateral Term Sheets in connection with the above-referenced transaction.


                                        Very truly yours,

                                        /s/ Bruce S. Kaiserman

                                        Bruce S. Kaiserman


Enclosure